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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 28, 2004

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

            Canada                       001-15503                  N/A
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                 K2K-3G1
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01. Other Events.

      On September 28, 2004, the Company issued a press release announcing that Workstream Inc. would be exhibiting its Workstream Rewards products at the Motivation Show in Chicago, Illinois. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      On September 28, 2004, the Company issued a press release announcing that Children's Healthcare of Atlanta has selected Workstream Inc. for their performance management and compensation planning. The full text of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

99.1  Press Release issued on September 28, 2004, by the Company.

99.2  Press Release issued on September 28, 2004, by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.

Dated: October 4,  2004                 By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title: Chief Executive Officer

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                                  Exhibit Index

Exhibit
No.      Description
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99.1     Press Release issued on September 28, 2004 by Workstream Inc.

99.2     Press Release issued on September 28, 2004 by Workstream Inc.